Exhibit 10.7

RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR COMPANY EMPLOYEES
UNDER KARUNA THERAPEUTICS, INC.
2019 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Pursuant to the Karuna Therapeutics, Inc. 2019 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Karuna Therapeutics, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.0001 per share (the “Stock”) of the Company.

1.
Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.
Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains in a Service Relationship on each such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3.
Termination of Service Relationship. If the Grantee’s Service Relationship terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the

Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.
4.
Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.
Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.
Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.
7.
Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
8.
No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in a Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment or Service Relationship of the Grantee at any time.
9.
Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
10.
Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the

Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
11.
Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

KARUNA THERAPEUTICS, INC.

By:

Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:

Grantee’s Signature

Grantee’s name and address:

RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR COMPANY EMPLOYEES
UNDER KARUNA THERAPEUTICS, INC.
2019 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Pursuant to the Karuna Therapeutics, Inc. 2019 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Karuna Therapeutics, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.0001 per share (the “Stock”) of the Company.

1.
Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraphs 2 or 3 of this Restricted Stock Unit Award Agreement (this “Agreement”) and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement, subject to Paragraph 4 below.
2.
Vesting of Restricted Stock Units. Subject to Paragraph 3, the restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains in a Service Relationship on each such Dates. Subject to Paragraph 3, if a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
_____________	_______________
_____________	_______________
_____________	_______________
_____________	_______________

3.
Termination of Service Relationship; No Change in Control.
(a)
Termination of Service Relationship. If the Grantee’s Service Relationship terminates for any reason (including death or disability) prior to the satisfaction of the restrictions and conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such then-unvested Restricted Stock Units; provided, that, if the Grantee is terminated by the Company without Cause or resigns for Good Reason (each, as defined below), in each case, on or after, and prior to the second anniversary of, the Closing Date (as defined below), then a number of Restricted Stock Units shall vest such that 50% of the Award is vested as of such date (including any portion that had previously vested). For purposes of this Paragraph 3:

“Cause” means (i) “Cause”, as defined in any executive employment agreement between the Grantee and the Company in effect on December 22, 2023, or (ii) in the absence of any such executive employment agreement (or in the absence of any definition of “Cause” contained therein), (A) conduct by the Grantee constituting a material act of misconduct in connection with the performance of his or her duties, including, without limitation, willful failure or refusal to perform material responsibilities that have been requested by the Board, the Grantee’s supervisor or the Company (as applicable), misappropriation of funds or property of the Company or any of its Subsidiaries or Affiliates other than the occasional, customary and de minimis use of Company property for personal purposes, or dishonesty to the Board with respect to any material matter; (B) the commission by the Grantee of any acts satisfying the elements of felony or a misdemeanor involving moral turpitude, deceit, dishonesty or fraud, or any conduct by the Grantee that would reasonably be expected to result in material injury or reputational harm to the Company or any of its Subsidiaries or Affiliates if he or she were retained in his or her position; (C) continued non-performance by the Grantee of his or her duties hereunder (other than by reason of the Grantee’s physical or mental illness, incapacity or disability) which has continued for more than 30 days following written notice of such non-performance from the Chief Executive Officer or the Grantee’s direct supervisor (as applicable); (D) a breach by the Grantee of any of the agreements to which he or she is a party with the Company; (E) a material violation by the Grantee of the Company’s written employment policies; or (F) failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company to cooperate, or the willful destruction or failure to preserve documents or other materials known to be relevant to such investigation or the inducement of others to fail to cooperate or to produce documents or other materials in connection with such investigation.

“Good Reason” means (i) (x) “Good Reason”, as defined in any executive employment agreement between the Grantee and the Company in effect on December 22, 2023, or (y) in the absence of any such executive employment agreement (or in the absence of any definition of “Good Reason” contained therein), the occurrence of any of the following events: (A) a material diminution in the Grantee’s responsibilities, authority or duties; (B) a material diminution in the Grantee’s base salary except for across-the-board salary reductions based on the Company’s financial performance similarly affecting all or substantially all similarly-situated employees of the Company; (C) a material change in the geographic location at which the Grantee provides services to the Company; or (D) the material breach of an agreement to which the Grantee and the Company are a party by the Company, and (ii) the Grantee has complied with the “Good Reason Process”

(hereinafter defined). “Good Reason Process” shall mean that (w) the Grantee reasonably determines in good faith that a “Good Reason” condition has occurred, (x) the Grantee notifies the Company in writing of the first occurrence of the Good Reason condition within 60 days of the first occurrence of such condition, (y) the Company has a period of 30 days to remedy the condition (the “Cure Period”) and (z) the Grantee terminates such Grantee’s employment within 60 days after the end of the Cure Period.

(b)
No Change in Control; Supersession. Notwithstanding any terms that might otherwise govern the Award (including, but not limited to, the Plan, any employment agreement or offer letter between the Company and the Grantee or any severance plan or policy of the Company or Parent (as defined in the Merger Agreement, as defined below)), to the contrary, solely with respect to this Award, the consummation of the transactions contemplated by the Merger Agreement (as defined below) will not constitute a “change in control” or other similar term for purposes of this Award. Except as set forth in Paragraph 3(a) above, to the extent that any plan, agreement, or arrangement provides a term that differs from those set forth in this Agreement, this Agreement shall constitute an amendment of such term solely to the extent that such term might otherwise govern the Award and would be inconsistent with this Agreement.
4.
Issuance of Shares of Stock; Converted Cash Award; Settlement.
(a)
Issuance of Shares of Stock Pre-Closing. As soon as practicable following each Vesting Date that occurs on or prior to the Closing Date (as defined in that certain Agreement and Plan of Merger, dated as of December 22, 2023, by and among the Company, Bristol-Myers Squibb Company, and Miramar Merger Sub Inc. (the “Merger Agreement”)) but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs, the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
(b)
Converted Cash Awards Post-Closing. On the Closing Date, any Restricted Stock Units that have not vested and remain outstanding as of such date shall, automatically and without further action on the part of the Grantee, be cancelled and converted into a right to receive a cash payment in an amount equal to the product of (x) the number of unvested Restricted Stock Units outstanding pursuant to this Agreement on the Closing Date and (y) $330.00 (such product, the “Converted Cash Award”). Except as modified by this Paragraph 4, the Converted Cash Award will remain subject to the terms of this Agreement, including the Vesting Date or Dates set forth in Paragraphs 2 and 3 above. No interest shall be payable with respect to the cash payment.
5.
Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan; provided, however, that after the Closing Date, Parent (as defined in the Merger Agreement), or its delegate, shall have the powers of the Administrator set forth in Section 2(b) of the Plan and the discretion to make any determination under this Award in accordance with Section 2(b) of the Plan, and any such determination shall be final and binding upon the Grantee. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.
Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due or, in the case of a Converted Cash Award, by withholding cash payable under the Award that would satisfy the withholding amount due.
7.
Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
8.
No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in a Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment or Service Relationship of the Grantee at any time.
9.
Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
10.
Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its Subsidiaries and Affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other identifying information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
11.
Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

[Remainder of the Page Intentionally Left Blank]

KARUNA THERAPEUTICS, INC.

By:

Name:

Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:

Grantee’s Signature

Grantee’s name and address: